                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02631

                          Chestnut Street Exchange Fund
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              103 Bellevue Parkway
                              Wilmington, DE 19809
               ------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                          Chestnut Street Exchange Fund
                              103 Bellevue Parkway
                              Wilmington, DE 19809
               ------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (302) 791-1112
                                                          ---------------

                      Date of fiscal year end: December 31
                                               ------------

                     Date of reporting period: June 30, 2007
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

     The Report to Shareholders is attached herewith.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr.
     Chairman
                                                                  August 1, 2007

Fellow Partner:

     Our Fund earned $3.69 per share of net investment income in the six months ended June 30, 2007. Earnings in the same period of 2006 were $3.31 per share. Dividend income increased by $169,354 in the first six months of 2007 compared to the same period of 2006. Expenses increased by $21,262 due largely to advisory fees, which are based on the market value of the portfolio.

     After providing for the $1.60 per share distributed to partners of record on June 26, 2007, the net asset value per partnership share on June 30, 2007 was $398.32. The net asset value on March 31, 2007, our last report date, was $373.64 and the value at June 30, 2006 was $342.26.

     During the second quarter of 2007, Altria Group, Inc. distributed 12,456 shares of Kraft Foods, Inc., Class A and The Walt Disney Co. distributed 9,916 shares of Citadel Broadcasting Corp.

     Commentary on market conditions and a comparison of our Fund's performance to the Standard & Poor's 500(R) Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcome.

                                      Yours sincerely,


                                      -s- David R. Wilmerding, Jr.

                                      David R. Wilmerding, Jr.

                           INVESTMENT ADVISER'S REPORT

U.S. EQUITY MARKET REVIEW

     The U.S. equity markets rebounded in the past few months, following a weak first quarter. The large-capitalization S&P 500(R) Index gained 6.28% during the second quarter of 2007 and outpaced both the S&P MidCap 400(R) Index and the S&P SmallCap 600(R) Index, which rose 5.84% and 5.19%, respectively. Energy, information technology and industrials were the best-performing sectors within the S&P 500(R) Index, registering gains of 14.76%, 10.36% and 9.76%, respectively. Utilities, financials and consumer staples were laggards, posting returns of -0.38%, 2.12% and 2.69%, respectively.

     The Fed left the target federal funds target rate unchanged at 5.25% during the three-month period. The decision was unanimous at both the May 9 and June 28 meetings -- the latter marked the eighth consecutive pause, following increases at each of its 17 meetings held between June 2004 and June 2006.

     In the June 28 post-meeting statement, the Federal Open Market Committee
(FOMC) upgraded its language about growth relative to its May statement, noting that "growth appears to have been moderate during the first half of the year." The language about inflation was changed to note the recent improvement in core inflation, though the FOMC cautioned that "a sustained moderation in inflation pressures has yet to be convincingly demonstrated," indicating that capacity constraints and higher energy and commodity prices leave inflation risks skewed to the upside.

     The U.S. gross domestic product (GDP) grew at an annualized rate of just 0.7% in the first quarter of 2007, the most recent data available. This represented a sharp deceleration from the 2.5% annualized growth rate reported for the 2006 fourth quarter and marked the weakest increase since a meager rise of 0.2% at the end of 2002. According to the Bureau of Economic Analysis of the U.S. Department of Commerce, the slower pace of GDP growth in the first quarter reflected a rise in imports, a drop in exports, a decline in federal government spending and deceleration in personal consumption expenditures (PCE) for nondurable goods. These factors were partially offset by an upturn in equipment and software, smaller decreases in private inventory and residential fixed investments and acceleration in PCE for both durable goods and services.

     The most recent Consumer Price Index (CPI) data from the U.S. Department of Labor reflected an upswing in inflation. The CPI rose at a seasonally adjusted rate of 0.7% in May 2007, following an increase of 0.4% in April. Energy and medical care costs contributed significantly to the increase, advancing 5.4% and 2.8%, respectively, during the month. The rise in energy costs was fueled by a notable increase in gasoline prices. However, core inflation -- the CPI excluding food and energy costs -- was up just 0.1%. The CPI rose at an unadjusted rate of 2.7% over the previous 12 months.

     According to the Bureau of Labor Statistics of the U.S. Department of Labor, the U.S. unemployment rate (4.5%), the number of unemployed persons (6.8 million) and total employment (145.9 million) were largely unchanged between March 31, 2007, and June 30, 2007. The jobless rate has remained fairly stable -- ranging from 4.4% to 4.6% -- since September 2006. Employment gains in May remained strong among U.S. service sector firms, particularly in the healthcare and food services industries, while manufacturing continued to shed jobs, led by declines in the automotive sector.

PORTFOLIO SUMMARY

     The Chestnut Street Exchange fund generated solid absolute and relative performance returning 7.04% during the second quarter. In comparison, the S&P 500(R) Index was up 6.28% for the same period. Overall, stock selection drove favorable return comparisons during the quarter. Sector allocation also had a modestly positive effect on performance.

PORTFOLIO REVIEW

     On an absolute basis, all ten sectors in the portfolio contributed to gains. The most significant contributions came from holdings in the information technology (IT), industrials, energy and health care sectors. At the stock level, the fund's position in Intel had the largest positive impact on returns. Shares of Intel rose over 24% during the second quarter, as the IT bellwether was upgraded by a number of Wall Street Analysts. In the industrials sector, a position in diversified manufacturer 3M was the top-contributor. 3M posted strong first quarter earnings, bolstered by the sale of its European drug business and rising revenues. The stock traded up, as investors rewarded the company for better-than-expected organic growth both in and outside of the U.S. Other industrials names that helped returns included Union Pacific Corp. and Emerson Electric Company. Shares of U.S. railroad operator Union Pacific rose over 13% during the quarter despite facing a number of headwinds including rising fuel costs. Pricing power and strong demand for shipment of agricultural and chemical products offset a slowdown in volumes during the quarter. Other substantial contributors during the period included diversified oil services firm Schlumberger, Coca-Cola and drug maker Merck & Co.

     Benchmark relative performance was negatively impacted by some of the fund's positions in financials and health care. Financial stocks have continued to struggle as that sector has been battling the fallout from the subprime market and other credit-related problems. Positions in U.S banks such as Bank of America, Wells Fargo and Wachovia Corp. weighed on returns during the quarter. Within health care, specific detractors were Johnson & Johnson and Abbot Laboratories. After trading up in April, shares of Johnson & Johnson retreated in May & June to post a modest gain for the quarter. In this case, our large active weight dampened comparative performance. We continue to scale back this position in the fund. After contributing to relative returns in the first quarter, our position in Abbot Laboratories detracted from returns during the second quarter. We remain positive on Abbot's fundamentals and competitive position as we move into the second half of 2007.

     There were no substantial changes to the portfolio over the course of the quarter. As has been the case in recent quarters, we used positions in Johnson & Johnson and Intel to meet redemptions in kind. Importantly, we have continued to reduce our positions in Johnson & Johnson and Intel to further enhance diversification across the portfolio. As of June 30, 2007, shares of Johnson & Johnson accounted for approximately 6.5% of the overall portfolio, while shares of Intel accounted for approximately 7.6% of the fund. Our outlook for these positions has not changed. We maintain the stance that fundamentals are challenging and that both firms face difficult headwinds. Elsewhere, two stocks were added to the portfolio during the quarter as the result of corporate actions. Altria spun of its Kraft Foods unit in order to focus on its core tobacco business. Additionally, Citadel Broadcasting Corp was added to the portfolio after Disney completed the sale of its wholly-owned subsidiary ABC Radio to Citadel.

     At the close of the second quarter the fund's largest overweights were in the health care, industrials and financials sectors. The largest underweights were in the consumer discretionary, utilities and energy groups.

                                              BlackRock Capital Management, Inc.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                             PERFORMANCE COMPARISON
     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CHESTNUT STREET EXCHANGE FUND(1) VS. S&P 500(R) INDEX AND DOW JONES INDUSTRIAL AVERAGE INDEX(2)

                               (PERFORMANCE GRAPH)

     The performance data represent past performance and the principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (302)791-1112 for the most recent month-end performance.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund Shares.

                     FOR THE SIX MONTHS ENDED JUNE 30, 2007


                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                       ----------------------------------------------
                                    6 MONTH   1 YEAR   3 YEAR   5 YEAR   10 YEAR   SINCE INCEPTION(3)
                                    -------   ------   ------   ------   -------   ------------------


Chestnut Street Exchange Fund....     6.34%    18.63%    8.67%    8.72%    5.00%          12.42%
S&P 500(R) Index.................     6.96%    20.58%   11.67%   10.71%    7.13%          12.51%
Dow Jones Industrial Average
  Index..........................     8.74%    23.03%   11.24%   10.20%    7.84%          12.73%


--------
   (1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 1997 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund's expense ratio for the fiscal year ended December 31, 2006 and the unaudited six month period ended June 30, 2007 were 0.44% and 0.42%, respectively.

   (2) Results of index performance are presented for general comparative purposes.

   (3) Cumulative since inception total returns were 3,494.84%, 3,544.42% and 3,761.86% for the Chestnut Street Exchange Fund, the S&P 500(R) Index and the Dow Jones Industrial Average Index, respectively, for the period December 29, 1976 (inception) to June 30, 2007.

                              FUND EXPENSE EXAMPLE

                                   (UNAUDITED)

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the six-month period from January 1, 2007 through June 30, 2007, and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          CHESTNUT STREET EXCHANGE FUND


                                                                             EXPENSES PAID
                                             BEGINNING          ENDING        DURING SIX
                                           ACCOUNT VALUE    ACCOUNT VALUE    MONTHS ENDING
                                          JANUARY 1, 2007   JUNE 30, 2007   JUNE 30, 2007*
                                          ---------------   -------------   --------------


Actual..................................     $1,000.00        $1,031.70         $2.15
Hypothetical (5% return before
  expenses).............................     $1,000.00        $1,022.69+        $ 2.11


--------

    * Expenses are equal to the Fund's annualized six-month expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account value on the first line of the table is based on the actual total return of 6.34% for the six month period ending June 30, 2007.

    + Hypothetical expenses are based on the Fund's actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                        PORTFOLIO HOLDINGS SUMMARY TABLE

                                  JUNE 30, 2007

                                   (UNAUDITED)





                           % OF NET
SECURITY TYPE/INDUSTRY      ASSETS        VALUE
-------------------------  --------   ------------


COMMON STOCKS:
  Basics.................      4.6%   $ 13,691,769
  Capital Equipment......      8.2      24,245,027
  Consumer Cyclicals.....      9.0      26,651,221
  Energy.................      8.4      25,110,531
  Financial..............     23.9      71,186,644
  Healthcare.............     20.1      59,879,924
  Retail.................      1.0       3,031,774
  Staples................      4.7      14,061,135
  Technology.............     13.0      38,611,045
  Transportation.........      4.7      14,036,238
  Utilities..............      2.0       5,921,481
SHORT-TERM INVESTMENTS...      0.7       2,199,698
LIABILITIES IN EXCESS OF
  OTHER ASSETS...........     -0.3        (854,451)
                             -----    ------------
  Net Assets.............    100.3%   $297,772,036
                             =====    ============


                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                             STATEMENT OF NET ASSETS

                                  JUNE 30, 2007

                                   (UNAUDITED)




  SHARES                                       VALUE
---------                                  ------------


COMMON STOCKS--99.6%

           BASICS--4.6%
 100,609   Air Products &
             Chemicals, Inc. .....         $ $8,085,945
  86,032   Cabot Corp. ............           4,102,006
  42,373   Cabot Microelectronics
             Corp.*...............            1,503,818
                                           ------------
                                             13,691,769
                                           ------------

           CAPITAL
             EQUIPMENT--8.2%
 181,112   Emerson Electric Co. ...           8,476,042
 364,049   General Electric Co. ...          13,935,796
  39,154   Pitney Bowes, Inc. .....           1,833,189
                                           ------------
                                             24,245,027
                                           ------------

           CONSUMER CYCLICALS--9.0%
   9,916   Citadel Broadcasting
             Corp. ...............               63,958
 149,743   Comcast Corp., Class
             A*...................            4,210,773
 129,129   Walt Disney Co. (The)...           4,408,464
   7,191   Idearc Inc. ............             254,058
  85,100   Procter & Gamble Co.
             (The)................            5,207,269
 144,103   3M Co. .................          12,506,699
                                           ------------
                                             26,651,221
                                           ------------

           ENERGY--8.4%
  41,979   BP PLC ADR..............           3,028,365
 147,227   Exxon Mobil Corp. ......          12,349,401
 114,584   Schlumberger, Ltd. .....           9,732,765
                                           ------------
                                             25,110,531
                                           ------------

           FINANCIAL--23.9%
 111,332   American Express Co. ...           6,811,292
  28,441   American International
             Group, Inc. .........            1,991,723
  22,266   Ameriprise Financial,
             Inc. ................            1,415,450
 394,928   Bank of America Corp. ..          19,308,030
  48,853   Fannie Mae..............           3,191,566
 140,310   JP Morgan Chase & Co. ..           6,798,020
  96,032   Moody's Corp. ..........           5,973,190
  92,150   Wachovia Corp. .........           4,722,688
 596,380   Wells Fargo & Co. ......          20,974,685
                                           ------------
                                             71,186,644
                                           ------------

           HEALTHCARE--20.1%
 231,254   Abbott Laboratories,
             Inc. ................         $ 12,383,652
  64,986   Baxter International,
             Inc. ................            3,661,311
  23,125   Hospira, Inc.*..........             902,800
  75,385   IMS Health, Inc. .......           2,422,120
 316,903   Johnson & Johnson.......          19,527,563
  45,931   Medco Health Solutions,
             Inc.*................            3,582,159
 349,404   Merck & Company, Inc. ..          17,400,319
                                           ------------
                                             59,879,924
                                           ------------

           RETAIL--1.0%
  44,558   Safeway, Inc. ..........           1,516,309
  31,500   Wal-Mart Stores, Inc. ..           1,515,465
                                           ------------
                                              3,031,774
                                           ------------

           STAPLES--4.7%
  18,000   Altria Group, Inc. .....           1,262,520
 164,147   Coca Cola Co. (The).....           8,586,530
   5,688   Hanesbrands, Inc. ......             153,747
  12,456   Kraft Foods, Inc., Class
             A....................              439,074
  43,600   PepsiCo Inc. ...........           2,827,460
  45,506   Sara Lee Corp. .........             791,804
                                           ------------
                                             14,061,135
                                           ------------

           TECHNOLOGY--13.0%
  57,923   Hewlett-Packard Co. ....           2,584,524
 963,462   Intel Corp. ............          22,891,857
  39,708   International Business
             Machines Corp. ......            4,179,267
 139,643   Microsoft Corp. ........           4,115,279
 273,453   Motorola, Inc. .........           4,840,118
                                           ------------
                                             38,611,045
                                           ------------

           TRANSPORTATION--4.7%
 113,572   Burlington Northern
             Santa Fe Corp. ......            9,669,520
  37,922   Union Pacific Corp. ....           4,366,718
                                           ------------
                                             14,036,238
                                           ------------

           UTILITIES--2.0%
 143,830   Verizon Communications,
             Inc. ................            5,921,481
                                           ------------
                Total Common Stocks
                  (Cost:
                  $44,016,957)....          296,426,789
                                           ------------





                 See Accompanying Notes to Financial Statements.

                          CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       STATEMENT OF NET ASSETS (CONCLUDED)


    PAR                                        VALUE
----------                                  -----------




SHORT-TERM OBLIGATIONS--0.7%
$2,200,000  Federal Home Loan Bank
            07/02/07, 4.95%
            (Cost: $2,199,698)......        $ 2,199,698
                                            -----------






TOTAL INVESTMENT IN SECURITIES
  (Cost: $46,216,655)......  100.3%        298,626,487
Other assets in excess of
  other liabilities........    0.1%            436,344
Distributions payable......   (0.4)%        (1,196,144)
Payable to:
  Investment Adviser (Note
     C)....................   (0.0)%           (82,549)
  Managing General Partners
     (Note C)..............   (0.0)%            (5,698)
  Custodian (Note C).......   (0.0)%            (2,061)
  Transfer Agent (Note C)..   (0.0)%            (4,343)
                                          ------------
NET ASSETS (Applicable to
  747,576 partnership
  shares outstanding)......  100.0%       $297,772,036
                                          ============
NET ASSET VALUE PER SHARE..               $     398.32
                                          ============

NET ASSETS APPLICABLE TO
  SHARES OWNED BY:
Limited partners
  (747,483 shares).........               $297,734,852
Managing general partners
  (93 shares)..............                     37,184
                                          ------------
Total net assets
  (747,576 shares).........               $297,772,036
                                          ============




--------

*    Non-Income Producing

ADR-American Depositary Receipt


                 See Accompanying Notes to Financial Statements.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2007
                                   (UNAUDITED)



INVESTMENT INCOME
  Dividends.............................   $ 3,342,025
  Interest..............................        43,291
                                           -----------
          Total investment income.......     3,385,316
                                           -----------
Expenses
  Investment advisory fees..............       485,995
  Managing general partners'
     compensation and officer's salary..        44,254
  Legal fees............................        28,723
  Custodian fees........................        12,949
  Insurance expense.....................        11,081
  Audit fees............................        10,294
  Printing expense......................         8,887
  Transfer agent fees...................         7,635
  Miscellaneous.........................         4,591
                                           -----------
       Total expenses...................       614,409
                                           -----------
          Net investment income.........     2,770,907
                                           -----------
REALIZED AND UNREALIZED  GAIN ON
  INVESTMENTS:
  Realized gain on sale of investment
     securities (for federal tax
     purposes net gain is $2,001,281)...     1,964,787
  Realized gain from security
     transactions: distributed upon
     redemption of partnership shares...     8,430,712
  Unrealized appreciation of investments
     Beginning of
       period............   $247,526,760
     End of period.......    252,409,832
                            ------------
          Net change in unrealized
            appreciation................     4,883,072
                                           -----------
          Net realized and unrealized
            gain on investments.........    15,278,571
                                           -----------
     Net increase in net assets
       resulting from operations........   $18,049,478
                                           ===========




                       STATEMENTS OF CHANGES IN NET ASSETS


                            SIX MONTHS
                               ENDED       YEAR ENDED
                             JUNE 30,     DECEMBER 31,
                               2007           2006
                           ------------   ------------
                            (UNAUDITED)


INCREASE/(DECREASE) IN
  NET ASSETS
  OPERATIONS:
     Net investment
       income...........   $  2,770,907   $  5,364,563
     Net realized gain
       from security
       transactions, for
       federal income
       tax purposes net
       gain is
       $2,001,281 and
       $2,787,979.......      1,964,787      2,725,832
     Excess of market
       value over book
       value of
       securities
       distributed upon
       redemption of
       partnership
       shares...........      8,430,712     11,490,446
     Increase in
       unrealized
       appreciation of
       investments......      4,883,072     17,361,486
                           ------------   ------------
     Increase in net
       assets resulting
       from operations..     18,049,478     36,942,327
                           ------------   ------------
  DISTRIBUTIONS TO
     PARTNERS FROM:
     Net investment
       income...........     (2,403,634)    (5,368,169)
                           ------------   ------------
  CAPITAL SHARE
     TRANSACTIONS:
     Net asset value of
       0 and 10 shares
       subscribed.......             --          3,546
     Net asset value of
       312 and 1,974
       shares issued in
       lieu of cash
       distributions....        116,464        702,719
     Cost of 22,109 and
       37,261 shares
       repurchased......     (8,570,706)   (13,089,756)
                           ------------   ------------
     Decrease in net
       assets from
       capital share
       transactions.....     (8,454,242)   (12,383,491)
                           ------------   ------------
  Total
     increase/(decrease)
     in net assets......      7,191,602     19,190,667
  NET ASSETS:
     Beginning of
       period...........    290,580,434    271,389,767
                           ------------   ------------
     End of period*.....   $297,772,036   $290,580,434
                           ============   ============





--------
* Includes undistributed net investment income of $371,503 and $4,230, respectively.




                 See Accompanying Notes to Financial Statements.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FINANCIAL HIGHLIGHTS

          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)



                                   SIX MONTHS
                                     ENDED                     YEARS ENDED DECEMBER 31
                                    JUNE 30,    ----------------------------------------------------
                                      2007        2006       2005       2004       2003       2002
                                  -----------   --------   --------   --------   --------   --------
                                  (UNAUDITED)


Net Asset Value, Beginning of
  Period........................    $ 377.68    $ 337.28   $ 333.18   $ 327.39   $ 264.29   $ 340.39
                                    --------    --------   --------   --------   --------   --------
Income From Investment
  Operations:
  Net investment income.........        3.69        6.88       6.19       5.65       4.61       3.99
  Net gain (loss) on securities
     (both realized and
     unrealized)................       20.15       40.40       4.10       5.80      63.09     (76.09)
                                    --------    --------   --------   --------   --------   --------
       Total from investment
          operations............       23.84       47.28      10.29      11.45      67.70     (72.10)
                                    --------    --------   --------   --------   --------   --------
Less Distributions:
  From net investment income....       (3.20)      (6.88)     (6.19)     (5.66)     (4.60)     (4.00)
  From realized gains...........          --          --         --         --         --         --
                                    --------    --------   --------   --------   --------   --------
       Total distributions......       (3.20)      (6.88)     (6.19)     (5.66)     (4.60)     (4.00)
                                    --------    --------   --------   --------   --------   --------
Net Asset Value, End of Period..    $ 398.32    $ 377.68   $ 337.28   $ 333.18   $ 327.39   $ 264.29
                                    ========    ========   ========   ========   ========   ========
Total Return....................        6.34%      14.13%      3.12%      3.56%     25.78%    (21.25)%
                                    ========    ========   ========   ========   ========   ========
Ratios/Supplemental Data:
  Net Assets, End of Period
     (000's)....................    $297,772    $290,580   $271,390   $298,159   $299,583   $267,987
  Ratios to average net assets:
     Operating expenses.........        0.42%       0.44%      0.43%      0.42%      0.43%      0.41%
     Net investment income......        1.90%       1.93%      1.82%      1.75%      1.57%      1.31%


  Portfolio Turnover Rate.......        0.69%       0.99%      0.82%      0.47%      1.18%      0.98%




                 See Accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

(A) ORGANIZATION

    Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a corporation. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997.

(B) SIGNIFICANT ACCOUNTING PRINCIPLES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

          SECURITY VALUATIONS

          Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME

          Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          DISTRIBUTIONS

          Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

          FEDERAL INCOME TAXES

          The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable corporate income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2006, the Fund had a capital loss carryforward of $2,498,103, of which $2,276,902 expires December 31, 2011 and $221,201 expires December 31, 2012. Therefore, no provision for federal income taxes is recorded in the financial statements.

(C) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Prior to the Meeting of Partners on September 29, 2006, the Investment Advisers to the Fund were BlackRock Financial Management, Inc. and BlackRock Institutional Management Corporation ("BIMC") pursuant to an advisory agreement dated January 1, 1998, ("Prior Advisory Agreement"). At the September 29, 2006 meeting a new advisory agreement ("Advisory Agreement") providing for the same advisory, accounting and administrative services and the same fee as in the prior agreement was entered into with BlackRock Capital Management, Inc. ("BCM"), a wholly owned subsidiary of BIMC. All BlackRock entities named are subsidiaries of BlackRock, Inc. in which PNC Bank now holds a minority interest.

    The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

    PFPC Inc., an affiliate of PNC Bank, serves as the Fund's transfer and dividend disbursing agent. As compensation for these services, PFPC Inc. is entitled to a fee of $12,500 per year plus related out-of-pocket expense.

    PFPC Trust Company, a subsidiary of PFPC Inc, serves as the Fund's custodian. As compensation for its services as custodian, PFPC Trust Company is entitled to a fee computed at an annual rate of 0.0065% of the Fund's average gross assets plus additional fees based on the number and type of transactions.

    The managing general partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund's activities including compliance with federal securities laws, plus reimbursements of related expenses. Total payments to or for the managing general partners amounted to $44,254.

    Legal fees amounting to $28,723 were paid to Drinker, Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D) INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term obligations and redemptions in kind) were $3,026,364 and $1,999,702, respectively, for the six months ended June 30, 2007.

(E) NET ASSETS

    At June 30, 2007, net assets consisted of:



Undistributed net investment income..........................  $    371,503
Accumulated net realized losses on securities................      (533,316)
Net unrealized appreciation of investments (book basis)......   252,409,832
Other capital -- paid-in or reinvested.......................    45,524,017
                                                               ------------
                                                               $297,772,036
                                                               ============



(F) IN-KIND DISTRIBUTION OF SECURITIES

    During the six months ended June 30, 2007, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions was as follows:


                          NET REALIZED                FUND
VALUE OF THE              GAIN INCLUDED              SHARES
 REDEMPTIONS             IN REDEMPTIONS             REDEEMED
------------             --------------             --------


  $8,559,625               $8,430,712                22,080


    Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund's fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G) INDEMNIFICATIONS

    In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is immaterial. The Fund has not had prior claims or losses pursuant to the contracts and expects the risk of loss to be remote.

(H) ACCOUNTING PRONOUNCEMENTS

    On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for the Uncertainty of Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Funds are required to implement FIN 48 no later than its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At this time, management has evaluated the impact of FIN 48 and has determined it will have no impact on the financial statements.

    In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 261-4073 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            MANAGING GENERAL PARTNERS
                               Richard C. Caldwell
                               Gordon L. Keen, Jr.
                                 Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.


                               INVESTMENT ADVISER
                       BlackRock Capital Management, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809


                                 TRANSFER AGENT
                                    PFPC Inc.
                                  P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      /CHESTNUT  STREET EXCHANGE FUND LOGO/


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2007
                                   (UNAUDITED)


                          CHESTNUT STREET EXCHANGE FUND

                              103 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-1112
                     Edward J. Roach, President & Treasurer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of managing general partners.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended as of the date within 90 days of the filing date of this report.


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Chestnut Street Exchange Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (Principal Executive Officer & Principal Financial Officer)

Date              August 22, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (Principal Executive Officer & Principal Financial Officer)


Date              August 22, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.